                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: NOVEMBER 15, 2002                    COMMISSION FILE NO. 1-12785
(DATE OF EARLIEST EVENT REPORTED: NOVEMBER 15, 2002)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     31-1486870
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
                   (Address, including zip code, and telephone
    number, including area code, of Registrant's principal executive offices)

ITEM 5. OTHER EVENTS.

        On November 15, 2002, Nationwide Financial Services, Inc. issued a press release reporting the election of Mark R. Thresher as Senior Vice President - Chief Financial Officer, effective November 18, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            Exhibit 99.1 Press release dated November 15, 2002 reporting the election of Mark R. Thresher as Senior Vice President - Chief Financial Officer, effective November 18, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONWIDE FINANCIAL SERVICES, INC.
                                        -----------------------------------
                                                   (Registrant)



Date: November 15, 2002                 /s/ Mark R. Thresher
                                        ----------------------------------------
                                        Mark R. Thresher,
                                        Senior Vice President - Finance
                                        (Chief Accounting Officer)